                                                                   EXHIBIT 10.29
                                                                 Draft of 9/1/98

                                                                    ANNEX VII
                                                                        TO
                                                                  NOTE PURCHASE
                                                                   AND EXCHANGE
                                                                    AGREEMENT

                              NOTICE OF CONVERSION
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                         EQUALNET COMMUNICATIONS CORP.

TO:  American Stock Transfer & Trust Company,
      as Transfer Agent and Registrar
     6201 Fifteenth Avenue
     Third Floor
     Brooklyn, New York 11219

     Attention:  Mr. Barry Rosenthal

     Facsimile No.:  (718) 259-1144


          (1) Pursuant to the terms of the Series D Convertible Preferred Stock (the "Preferred Stock") of Equalnet Communications Corp., a Texas corporation (the "Company"), the undersigned hereby elects to convert ________________ shares of the Preferred Stock together with accrued and unpaid dividends thereon in the amount of $_______________ and interest on dividends in arrears in the amount of $________________ into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Statement of Resolution of the Board of Directors Establishing and Designating Series D Convertible Preferred Stock and Fixing the Rights and Preferences of Such Series (the "Statement of Resolution").

          (2) Please issue a certificate or certificates for ________________ shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


     __________________                    ____________________
     Name                                  Name


     ___________________                   ____________________
     Address                               Address

     ______________________               ______________________
     SS or Tax ID Number                  SS or Tax ID Number

          (3) The Conversion Date is __________________________________.  Check
and complete one of the following:

     [ ] The undersigned elects to convert based on the Average Market Price of the Common Stock. The Market Price of the Common Stock on each of the five Trading Days (whether or not consecutive) during the 25 consecutive Trading Days preceding the Conversion Date having the lowest Market Prices, and the arithmetic average thereof are as follows:

                 Date                        Market Price
                 ----                        ------------

          ---------------------           --------------------

          ---------------------           --------------------

          ---------------------           --------------------

          ---------------------           --------------------

          ---------------------           --------------------

          Arithmetic Average: $_______________________

          OR

     [ ] The undersigned elects to convert based on the Ceiling Price of the Common Stock of $__________ applicable to conversions of Preferred Stock.

          (4) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered for resale under the Securities Act of 1933, as amended (the "Act"), and this Notice is submitted prior to the date which is two years after the Issuance Date, the undersigned represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the Act, and that the undersigned has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the Act and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Company may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Subscription Agreement.


Date _________________________      ____________________________________
                                    Signature of Holder (Must be signed exactly as name appears on the Preferred Stock
                                    Certificate.)

          American Stock Transfer & Trust Company, as Transfer Agent and Registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person.

                                 EQUALNET COMMUNICATIONS CORP.



                                 By:
                                    --------------------------------
                                    Name:
                                    Title: